Exhibit 99.2

Range Resources Corporation to Add New Independent Director to Board

Enters into Agreement with SailingStone Capital Partners to Identify New Director

SailingStone Confirms its Intention to Support the Proposed Merger

with Memorial Resource Development Corp.

FORT WORTH, Texas, August 8, 2016—RANGE RESOURCES CORPORATION (NYSE: RRC) and SailingStone Capital Partners, LLC, owner of approximately 11% of Range’s shares outstanding, today jointly announced that they have entered into an agreement for Range to appoint to its Board of Directors a mutually agreed upon independent director. Once identified and approved by Range’s Board, the new director will join the Board effective immediately and stand for election at Range’s 2017 Annual Meeting of Stockholders. With this appointment, along with the expected new Director who will be joining the Board from Memorial Resource Development Corp. (NASDAQ: MRD) after the merger closes, Range’s Board will be expanded from 9 to 11 directors, 10 of whom will be independent. Additionally, the Company has agreed to establish a formal shareholder engagement program to be conducted by the independent directors and include additional metrics to both Range’s short-and long-term compensation which reflect Range’s well established commitment to creating value for shareholders.

Ken Settles, a Managing Partner at SailingStone, said, “Range is a great company with high-quality assets, a strong management team, a track record of operational excellence, and exciting long-term prospects. We believe a new independent director with upstream oil & gas engineering and financial expertise will augment and further strengthen the Board. In addition, we are encouraged by the enhancements to the incentive compensation program and the newly agreed upon shareholder engagement initiative. As Range’s largest stockholder currently, we look forward to continuing to support the Range Board and management as they successfully complete this transaction and position the Company for further success.”

Jeff Ventura, Range Resources CEO, said, “Range is committed to ensuring that its Board is composed of independent directors with the experience needed to oversee the execution of our strategy in today’s operating environment. We are now preparing to enter into a new phase of growth through the Memorial transaction, and SailingStone has taken a significant interest in the long-term success of the combined Company. Our agreement with SailingStone reflects our mutual focus on realizing the full value creation potential of our expanded resource base for all shareholders. We look forward to working collaboratively with them to identify a new, highly-qualified independent director whose skills and experience will be additive to those already represented on our strong Board.”

Under the terms of the agreement being filed today with the U.S. Securities and Exchange Commission, SailingStone has agreed to vote all of its shares in support of the Company’s proposed transaction with Memorial Resource Development Corp. at the Special Meeting of Stockholders to be held on September 15, 2016. In addition, SailingStone has also agreed to vote for Range’s slate of director nominees, which shall include the newly appointed director, at the Company’s 2017 Annual Meeting of Stockholders.

RANGE RESOURCES CORPORATION is a leading independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachian Basin. The Company is headquartered in Fort Worth, Texas. More information about Range can be found at www.rangeresources.com.

SAILINGSTONE CAPITAL PARTNERS is an employee-owned investment advisory firm focused exclusively on providing investment solutions in the global natural resource space. Based in San Francisco, SailingStone manages concentrated, long-only equity portfolios for investors.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of transactions related to the proposed merger transaction involving Range and Memorial.

In connection with the merger, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended, which has been declared effective by the SEC and includes a joint proxy statement of Range and Memorial and also constitutes a prospectus of Range. Each of Range and Memorial also plan to file other relevant documents with the SEC regarding the merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. The definitive joint proxy statement/prospectus(es) for Range and/or Memorial will be mailed to shareholders of Range and/or Memorial, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS REGARDING THE MERGER, INVESTORS AND SECURITY HOLDERS OF RANGE AND/OR MEMORIAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Range and Memorial, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s website at http://www.rangeresources.com/ under the heading “Investors” or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by Memorial will be available free of charge on Memorial’s website at http://www.memorialrd.com under the heading “Investor Relations” or by phone at 713-588-8339.

Participants in the Merger Solicitation

Range, Memorial and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Memorial is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions regarding the merger. Investors may obtain free copies of these documents from Range or Memorial using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and Memorial’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Furthermore, the statements relating to the proposed transaction are subject to numerous risks and uncertainties, many of which are beyond Range’s or Memorial’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or Memorial’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and Memorial; the effects of the business combination of Range and Memorial, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; and actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and Memorial’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016 and June 30, 2016, recent Current Reports on Form 8-K, and other

SEC filings, including the registration statement on Form S-4, as amended, that includes a joint proxy statement of Range and Memorial and constitutes a prospectus of Range, discuss some of the important risk factors identified that may affect these factors and Range’s and Memorial’s respective business, results of operations and financial condition. Range and Memorial undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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Range Investor Contacts:

Laith Sando, Vice President — Investor Relations

817-869-4267

lsando@rangeresources.com

Range Media Contact:

Matt Pitzarella, Director of Corporate Communications

724-873-3224

mpitzarella@rangeresources.com

SailingStone Contact:

Kathlyne Kiaie, Chief Compliance Officer

(415) 429-5198

compliance@sailingstonecapital.com